ONCOTELIC

October 2025

Corporate presentation

Forward-looking Statements

- This press presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. Words such as "may", "expect", "anticipate" "hope", "vision", "optimism", "design", "exciting", "promising", "will", "conviction", "estimate," "intend," "believe", "quest for a cure of cancer", "innovation-driven", "paradigm-shift", "high scientific merit", "impact potential" and similar expressions are intended to identify forward-looking statements. Forward looking statements contained in this press release include, but are not limited to, statements about future plans related to the operations of the JV, taking the JV into an initial public offering or the success thereof, the progress, timing of clinical development, scope and success of future clinical trials, the reporting of clinical data for the company's product candidates and the potential use of the company's product candidates to treat various cancer indications as well as obtaining required regulatory approval to conduct clinical trials and upon granting of approval by the regulatory agencies, the successful marketing of the products; building and the success of our nanoparticle platform and the related success of launching the platform, the success of the launch of a company with a DAO infrastructure, the success of the entity and the plans surrounding the pet and animal health, the ability for the Company to register the tokens of Pet2DAO, the actual filing of a registration statement and approval of the PDAO, or any other tokens that we may launch, as registrable securities with the SEC through a registration statement, the ability of the tokens to be tradable or any value such tokens may have if they become tradable.. Each of these forward-looking statements involves risks and uncertainties, and actual results may differ materially from these forward-looking statements or may not occur at all. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during preclinical or clinical studies, clinical trial site activation or enrollment rates that are lower than expected, changes in expected or existing competition, changes in the regulatory environment, failure of collaborators to support or advance collaborations or product candidates and unexpected litigation or other disputes, taking the Company or its affiliates through initial public offerings. These risks are not exhaustive, the company faces known and unknown risks, including the risk factors described in the Company's annual report on Form 10-K filed with the SEC on April 12, 2024 and in the company's other periodic filings. Forward-looking statements are based on expectations and assumptions as of the date of this press release. Except as required by law, the company does not assume any obligation to update forward-looking statements contained herein to reflect any change in expectations, whether because of new information, future events, or otherwise.

ONCOTELIC

Oncotelic Therapeutics

Corporate overview

Management Team



- **Vuong Trieu PhD (CEO):** Founder/CEO/Chairman of IgDrasol; CSO/Director of Sorrento Therapeutics [SRNE]; Founder/CEO/Executive Chairman of Marina Biotech [MRNA]; Founder/CEO/Chairman of Oncotelic Inc [OTLC]- a developer of TGF-beta antisense with potential to cure cancer; PhD in Microbiology, BS in Microbiology and Botany; Member of ENDO, ASCO, AACR; Inventor on over 100 patent applications and 39 issued US patents. Abraxane- 1st nanoparticle chemotherapy for solid tumor. It is now standard of care for melanoma, lung, breast and pancreatic cancers. Acquired by Celgene for 2.9B. Dr. Trieu is one of the inventors of Abraxane and led its development including the clinical trials leading to its approval in China. Abraxane for China previously licensed to BeiGene; Cynviloq- Next generation Abraxane. Dr. Trieu acquired GenexolPM from SamYang and developed it as Cynviloq via 505(b)2 pathway with a single bioequivalence trial against Abraxane. Cynviloq is superior to Abraxane without the use of albumin. It is acquired by NantPharma for 1.3 B; Prestalia – perindopril arginine and amlodipine tablets for treatment of hypercholesterolemia and hypertension. Proven to reduce cardiovascular risk.



- **Amit Shah (CFO):** Amit Shah has served as a senior financial officer for a number of life science companies, including Chief Financial Officer at Marina Biotech, Inc., a publicly traded biotechnology company (2017 to 2018); Vice President of Finance & Accounting and Acting Chief Financial Officer at Insightra Medical Inc. (2014 to 2015); VP Finance and Acting Chief Financial Officer at IgDraSol Inc. (2013); Corporate Controller & Director of Finance at ISTA Pharmaceuticals (2010 to 2012); Corporate Controller at Spectrum Pharmaceuticals (2007 to 2010): and as Controller / Senior Manager Internal Audits at Caraco Pharmaceuticals Laboratories (2000 to 2007). In addition to his work with life sciences companies, Mr. Shah served as the Chief Financial Officer at Eagle Business Performance Services, a management consulting and business advisory firm (2018 through March 2019) and as a consultant and ultimately Senior Director of Finance – ERP, at Young's Market Company (2015 to 2017). Mr. Shah received a Bachelor's of Commerce degree from the University of Mumbai, and is an Associate Chartered Accountant from The Institute of Chartered Accountants of India. Mr. Shah is also an inactive CPA from Colorado, USA.



- **Seymour Fein MD (CMO):** 35-years in drug development. Involved in FDA approvals for over 20 drugs and devices. Dr. Fein began his career at Hoffmann-La Roche Ltd. as a senior research physician and was responsible for a clinical development program that led to U.S. Food and Drug Administration (FDA) approval of recombinant interferon-alpha for cancer treatment. Dr. Fein was also the medical director of Bayer Healthcare Pharmaceuticals (U.S.) where he was responsible for therapeutic areas including gastroenterology, oncology, and cardiology. He later served as medical director for Rorer Group (now part of Sanofi) and Ohmeda (now part of Baxter).



- **Anthony Maida PhD (CCO**): Dr. Maida serves or has served on the advisory board of EndPoint BioCapital, Sdn Bhd (Kuala Lumpur, Malaysia), and as an advisor, consultant Toucan Capital, North Sound Capital, The Bonnie J. Addario Lung Cancer Foundation and Pediatric BioScience, Inc. Additionally, Dr. Maida has been retained by Abraxis BioScience, Inc., Northwest BioTherapeutics, Inc. and Takeda Chemical Industries, Ltd. (Osaka, Japan). Dr. Maida sat as a board member and Audit Chair of Vitality BioPharma, Inc. (NASDAQ:VBIO), Inc., Innovate Pharma (NASDAQ:INNT), OncosSec Medical, Spectrum Pharmaceuticals, Inc. (NASDAQ:SPPI) for 14 years, Sirion Therapeutics, Inc., and GlycoMetrix, Inc. Dr. Maida holds a B.A. degree in Biology, a B.A. Degree in History, a MBA, a MA in toxicology and a Ph.D. in Immunology.

Current Pipeline



Internal Development
Target ID
JV/Spinout
Exit
OT-101 TGFB2 Antisense/Nanomedicine Platform
Sapu
HK IPO
Ocular Oncology/ CA4P and TLR10 Platform
Mosaic Engineering
AI/LLM Platform
PDAOAI
ED/Aging/Parkinson
Oncotelic

- We acquire and/or develop cutting edge technologies for spin off as JV, de novo spin off, or licensing
- Shareholder value is created when one of our portfolio company has a liquidity event such as an IPO.
- Sapu is our most advance project with current valuation of >1B.
- The PDAO project is also far along for a token IPO once regulatory and market conditions are aligned.

Recent Highlights

- Sapu SD Facility
  - 1st Permitted Deciparticle GMP manufacturing Facility
  - Antineoplastic lyophilized injectable
  - Formulation to phase 1 drug products
  - Capacity for up to six drug product per year
- Sapu Biomaterial
  - Novel Proprietary Polymers
  - Industrial scale GMP manufacturing (5kg/ per batch)
  - Wide ranging industrial applications
  - Nanomedicine amphiphiles
- Sapu Nanomedicine
  - Sub 20nm deciparticles with novel emerging properties
  - 90% success rate of over 100 tested water insoluble drugs
  - Rapid regulatory approval using the 505(b)2 pathway
  - Six INDs for the coming 18 months
- PDAOAI
  - Patented LLM/AI platform
  - Iscalable ingestion of one -> infinity documents of all format
  - Rapid literature survey, report writing, idea generation
  - Training tool including GMP SOPs

ONCOTELIC

Sapu updates

DECIPARTICLES

NANOMEDICINE PLATFORM DEVELOPED BY SAPU NANO

DECIPARTICLE PLATFORM

Solvent

- Proprietary Ternary systems to achieve stability of the API and facilitating formation of nanoparticles



Solvents
Excipients
Process

Excipient

- Proprietary excipients to stabilize the nanoparticles during manufacturing –at least 24 hrs to allow for sterile processing

Process

- Multiple processes including albumin based, polymer based, lipid based to achieve suitable nanoparticle characteristics

SUPERIOR CLINICAL PERFORMANCE- THE TEAM HISTORY IN NANOMEDICINE

Generation | **Formulation** | **Maximum Tolerated Dose (MTD)**

1st **Taxol®** paclitaxel



Cremophor EL excipient**:**
Polyoxyethylated castor oil
- Adverse reactions, including anaphylactic shock

175 mg/m²

2nd **Abraxane®** *nab*-paclitaxel



Mean size 130 nm

Biological polymer:
Donor-derived human serum albumin (HSA)
- Tedious reconstitution / foaming
- Human donor components
- Ambient temp storage required

+ 48% dose increase

260 mg/m²

3rd **Cynviloq™** paclitaxel polymeric micelle



Mean size 80 nm

Chemical polymer:
Poly-lactide and polyethylene glycol diblock copolymer
- Same MOA as Abraxane®
- Free of biological ingredients
- Simple handling and preparation

+ 15-30% dose increase

≥ 300 mg/m²

4th **Sapu-001** paclitaxel deciparticle



Mean size <20 nm

Amphiphile:
- Free of biological ingredients
- Simple handling and preparation
- Stable deciparticle for mass transport
- Targetable

Targetable mass transport

≥ 300 mg/m²

PHARMACOKINETICS OF PACLITAXEL NANOPARTICLES

- We examined the PKs of Abraxane, IG-001, Taxol and a known stable nanoemulsion of paclitaxel (Tocosol—company code = IG-004/ IG-002).
- IG-004 has a higher plasma AUC than Taxol; whereas IG-001 and Abraxane have lower plasma AUC than Taxol.
- IG-001 range for PK dose-proportionality is the most expanded of the four paclitaxel formulations examined (Taxol, Abraxane, IG-001, IG-004).
- The dose-proportionality of Abraxane and IG-001 clearly separated these formulations from Taxol and IG-004.
- Nanomedicine 2013; April 10-11, 2013, Barcelona, Spain.



IG-001
Abraxane
Taxol
IG-004
60000
40000
20000
0
AUCinf (ng*h/mL)
0
100
200
300
400
500
Dose (mg/m2)

Expanded Dose-Proportionality for IG-001. Abraxane PK deviated from proportionality above 300 mg/m^2; whereas IG-001 PK remained dose-proportional up to the highest dose of 435 mg/m^2

SIZE: ABRAXANE AND CYNVILOQ

<u>Abraxane</u>
-Blood nanoparticle = 7nm
-Biological Polymer




PBS
Serum (0.1X)
Serum (1X)
Particle Size (nm)
250
200
150
100
50
0
10000
1000
100
10
1
Paclitaxel Conc (ug/mL)

<u>IG-001/Cynviloq</u>
-Blood nanoparticle = 7nm
-Chemical Polymer




PBS
Serum (0.1X)
Serum (1X)
Particle Size (nm)
30
20
10
0
10000
1000
100
10
1
Paclitaxel Conc (ug/mL)

Albumin is not necessary for biological activities. As long the nanoparticles are unstable in blood, it should have the same activity as Abraxane

MOA FOR ABRAXANE AND CYNVILOQ AND SAPU-001 (DECIPARTICLES PACLITAXEL)



1
IG-001/Abraxane disintegrates in the patient's bloodstream and becoming
Deciparticles
2
Deciparticles Paclitaxel (Sapu-001)
binds to and transport by Caveolae mediated transcytosis
Tumor
Bloodstream
5
Paclitaxel induces cell death and tumor mass reduction
4
Enrichment of paclitaxel deciparticles in the tumor is mediated by fenestration of tumor vasculatures
3
Caveolae of tumor capillary endothelial cells induces transcytosis of paclitaxel deciparticles

* Schnitzer, JE. (1992) *Am J Physiol.* **262:**H246-254.
Tiruppathi et al. (1997) *J Biol Chem.* **272:**25968–975.

DECIPARTICLES IS AN UNEXPLORED FORMULATION SPACE

- Only 23% of publications (2000 out of 8600) are deciparticles. And of that only 0.7% is made up of Polymeric micelles (60 publications)



Liposomes
Polymeric Micelles
Deciparticles
Colloids
Size (nm)
256
64
16
4
1
0.25
0
2000
4000
6000
8000
Anticancer Nanoparticle Ref#

Subclass (Nanoparticles less than 20 nm)	Count	% of 2000
1. Metallic Nanoparticles (total)	900	45 %
1.1 Gold (Au)	600	30 %
1.2 Silver (Ag)	180	9 %
1.3 Platinum-Group (Pt, Pd, Ru, etc.)	80	4 %
1.4 Other Metals (Fe^o, Cu^o, Ni^o, Bi^o, etc.)	40	2 %
2. Metal-Oxide & Metal-Chalcogenide (total)	320	16 %
2.1 Iron Oxides (Fe_3O_4, γ-Fe_2O_3, α-Fe_2O_3)	120	6 %
2.2 Other Transition-Metal Oxides (MnO_2, $CoFe_2O_4$)	60	3 %
2.3 Lanthanide / Rare-Earth Oxides (Gd_2O_3, CeO_2)	60	3 %
2.4 Main-Group Oxides (ZnO, TiO_2, HfO_2 …)	40	2 %
2.5 Metal Chalcogenides (CdSe, CdTe, Cu_2S …)	40	2 %
3. Semiconductor Quantum Dots (QDs)	220	11 %
4. Carbon-Based Nanoparticles (total)	300	15 %
4.1 Carbon Dots / Graphene QDs	280	14 %
4.2 Nanodiamonds	5	0.25 %
4.3 Graphene Oxide (if not counted as GQDs)	15	0.75 %
5. Silica-Based Nanoparticles	80	4 %
6. Polymeric & Dendrimer Nanoparticles (total)	100	5 %
6.1 Dendrimers (PAMAM, etc.)	40	2 %
6.2 Other Polymeric (chitosan, PEG/PLGA …)	**60**	**3 %**
7. Lipid/Protein-Based Nanoparticles	20	1 %
8. Hybrid / Composite Nanoparticles	40	2 %
9. Specialty / Other (Fullerenes, MOFs, POMs, etc.)	20	1 %
Grand Total	2000	100 %

WHY ULTRASMALL MATTERS

- When the entire construct is below ≈20 nm, the particle approaches the size of biological molecules (Leifert et al., 2013) and begins to behave like a molecular drug rather than a colloid.
- Such particles can circulate in the body largely undetected by the immune system (Joshi et al., 2020), penetrate biological barriers, enter cells – even nuclei.
- Cellular & subcellular trafficking: Uptake is often inversely size-dependent for ultrasmall: 6 nm Au > 2 nm Au > 15 nm Au in breast-cancer cells (Huang et al., 2012); ≤ 10 nm Au enter nuclei; 15 nm are retained in cytoplasm (Huo et al., 2014); Endocytosis pathways shift with size: clathrin-mediated dominates for 5–50 nm AgNPs; macropinocytosis appears for 50–100 nm (Wu et al., 2019).
- Key physicochemical features controlled by size : 1) High surface-to-volume ratio. 2) Optical & magnetic behavior shift from plasmonic to molecular (Maldiney et al., 2011; Shen et al., 2013). 3) Colloidal stability: ultrasmall particles require molecular ("hard") coatings (citrate, PEG, glutathione, etc.) because electrostatic repulsion alone is insufficient (Du et al., 2014).
- Renal & glomerular filtration: The glomerular barrier "behaves as a band-pass filter" with a cut-off 5.5–6 nm (Du et al., 2017). 2–4 nm PEG–silica or PEG–Au are rapidly cleared in urine; 10–15 nm are not.
- By dialing down on size the deciparticles gains properties not available to large nanoparticles such as liposomes and micelles

SAPU-001. SAPU-001 DECIPARTICLE PACLITAXEL


Abraxane
for Injectable Suspension
100 mg
Celgene

- **Abraxane:** 505b(2) pathway versus Taxol. Noninferiority demonstrated in phase 3 trial against breast cancer. Abraxane was acquired by Celgene for 2.9B. Currently it is generating revenue of > 1 billion annually
- Abraxane is approved for Metastatic Breast Cancer, Non-Small Cell Lung Cancer, and pancreatic cancer.
- **Cynviloq:** Developed by Igdrasol under Vuong Trieu- one of the three inventors for Abraxane
- 505b(2) regulatory pathway. FDA approved IgDraSol's proposal to pursue the 505(b)(2) bioequivalence regulatory submission pathway for Cynviloq™, using Abraxane® and Taxol as reference drugs.
- The FDA's approval of the Cynviloq™ bioequivalence clinical trial laid out a clear path toward FDA marketing approval for Cynviloq™ under 505(b)(2): to receive approval, IgDraSol would need to complete a bioequivalence clinical trial of Cynviloq™ compared to Abraxane® with patients in need of a paclitaxel treatment drug, such as metastatic breast cancer and non-small cell lung cancer patients. The clinical trial would use Abraxane® as a reference drug, and it was designed to show that Cynviloq™ was "bioequivalent" to Abraxane®.Displays more particle instability in serum but much higher stability in serum-free solutions vs. Abraxane
- With the FDA having approved the use of the 505(b)(2) bioequivalence pathway for Cynviloq™, Sorrento—which had acquired IgDraSol—initiated the pivotal clinical trial of Cynviloq™ in March 2014. The trial was referred to as TRIBECA™ (Trial designed to evaluate BioEquivalence between Cynviloq™ and Albumin-bound paclitaxel), and it enrolled 111 patients globally to test the bioequivalence of Cynviloq™ and Abraxane®. As required by the FDA, that study was conducted under an Investigational New Drug ("IND") application, sponsored by Sorrento and filed with the FDA.
- **Sapu-001 is being developed as 4th generation Paclitaxel using the same bioequivalent strategy as Cynviloq via 505(b)(2) clinical pathway with approximately over 100 patients.**


30mg / vial
100mg / vial

SAPU-001 IMPROVED SAFETY AND EFFICACY IN PRECLINICAL MODELS

- Sapu-001 exhibited improved antitumor activity at equidose (10 mg/kg) and superior activities at higher doses (20 and 40 mg/kg) with minimal impact of weight loss.



MDA-MB-231 Xenograft
Tumor volume (mm3)
2000
1500
1000
500
0
0
20
40
60
80
Days
Saline IV, D1,4,8
Taxol 10mg/kg IV, D1,4,8
Sapu001 10mg/kg, D1,4,8
Sapu001 20 mg/kg, D1,4,8
Sapu001 40 mg/kg, D1,4,8



MDA-MB-231 Xenograft
Δwt
20
15
10
5
0
-5
-10
0
20
40
60
80
Days
Saline IV, D1,4,8
Taxol 10mg/kg IV, D1,4,8
Sapu001 10mg/kg, D1,4,8
Sapu001 20 mg/kg, D1,4,8
Sapu001 40 mg/kg, D1,4,8

DECIPARTICLE MANUFACTURING

SAPU SAN DIEGO R&D MANUFACTURING FACILITY

Facility Overview: Capacity = 4 new INDs per year

- First-of-its-kind deciparticle ISO 5/ GMP certified drug manufacturing facility for high potency high toxicity antineoplastic drug product.
- From early formulation to nonclinical tox to phase 1 clinical trial
- QC/QA powered by AI data management system (DMS) and quality management system (QMS)

Bulk Drug Manufacturing: Capacity = grams to kilograms

- Manufacturing line with negative pressure isolator, single pot deciparticle reactor, and sterile filtration. Supporting both nonclinical and clinical manufacturing

Sterile Fill Finish GMP1: Capacity = 40,000 vials per year

- Manual filling lyophilization line.
- Tox batches and Development batches and noncytotoxic CTM

Sterile Fill Finish GMP2: Capacity = 80,000 vials per year

- Automate filling lyophilzation line
- Phase 1 CTM


10840
SAPU
BIOSCIENCE

DECIPARTICLES MANUFACTURING IS FAST AND SIMPLE

- One pot bulk drug manufacturing follow by fill finish and lyophilization to give the finished drug product



Bulk


Galayou
2025-02-27 18:08:25

Fill


145/Tray
145/Tray
QUARANTINE
DO NOT USE

Cap

PRODUCT PIPELINE AND VARIOUS INVESTIGATIONAL NEW DRUG (IND)

	Preclinical	Phase 1	Phase 2	Phase 3	Milestones
Tumors					**Tumors**
OT-101 -IV	Solid Tumors	Proleukin/ Clinigen			
OT-101-IV	PDAC	P001 – Good efficacy signal	Phase 2b/3 – P201 Starts		NDA - 2028
OT-101- CED	DIPG/ RPD Voucher	Phase 2 Approval	U.K.		Phase 2 – 2026
OT-101- CED	GBM	G001-G004/Phase 2 Approval	Phase 3 Ready		Phase 3 – 2026
Sapu001	Ovarian Cancer				IND Submission - 4Q2025
Sapu003	Breast Cancer				IND Submission - 2Q2025
Sapu004	Lung Cancer				IND Submission - 4Q2026
Sapu005	Breast Cancer				IND Submission - 1Q2026
Sapu006	Prostate Cancer				IND Submission - 4Q2025
Virology					**Virology**
OT-101- IV	COVID	C001- Phase	Good efficacy signal		

SAPU-003: EVEROLIMUS FOR INJECTION

EXPANSION BEYOND THE INTENDED USE

SAPU-003. DECIPARTICLE EVEROLIMUS

- Intravenous mTOR inhibitor was shown to have better tumor accumulation than oral mTOR inhibitor
- **Fyarro (Albumin Sirolimus/Rapamycin):** Originally developed by the Abraxis team and subsequently continued under Aadi Bioscience under Neil Desai- one of the three inventors for Abraxane. Originally developed by the current team.
- 505b(2) regulatory pathway. On November 22nd 2021, the U.S. Food and Drug Administration (FDA) approved sirolimus protein-bound particles for injectable suspension (albumin-bound; Fyarro) for adult patients with locally advanced unresectable or metastatic malignant perivascular epithelioid cell tumor (PEComa).
- **Sapu-003:** Sapu has formulated deciparticles of Everolimus to compete against oral Evrolimus and Fyarro. Everolimus is an mTOR inhibitor, a derivative of sirolimus (rapamycin).
- Everolimus is approved for Renal Cell Carcinoma (RCC); Subependymal Giant Cell Astrocytoma (SEGA): Pancreatic Neuroendocrine Tumors (PNET); and Breast Cancer: In July 2012, the FDA approved everolimus for use in combination with exemestane for the treatment of postmenopausal women with advanced hormone receptor-positive, HER2-negative breast cancer.
- **Sapu-003 is being developed as next generation mTOR deciparticles with clinical efficacy driven by new properties of deciparticles and biomarker driven patient selection**


Fyarro
100 mg per vial
For intravenous infusion
Single-dose vial


AFINITOR
(everolimus) tablets
28 Tablets
Rx only
5 mg
10 mg
NOVARTIS

RATIONALES FOR SAPU-003

- Fyarro clearly demonstrated superiority of intravenous sirolimus against oral sirolimus. But there are limitations:
  - 1) It is only approved for the treatment of adult patients with locally advanced, unresectable or metastatic malignant perivascular epithelioid cell tumor (PEComa).
  - 2) It is only approved for 100 mg/m² administered as an intravenous infusion over 30 minutes on Days 1 and 8 of each 21-day cycle, continued until disease progression or unacceptable toxicity.
- ‘Sapu-003 is expected to be superior to oral everolimus on the same reasons as Fyarro. But it will explore all indications where mTOR is known to be important and also it will explore the dose range below that of 100 mg/m2.
  - Fyarro at 100 mg/kg is still not able to inhibit mTORC2 – while Sapu-003 being Everolimus is active against mTORC2
  - Tumor microenvironment will be used as biomarker to guide clinical development of Sapu-003
- And finally- Sapu-003 will be explored as coadministration with metformin or statin to achieve complete shutdown of the escape pathways and driving the tumor to apoptosis.
  - This is leveraging on the recent clinical findings: Lee K et al.. “Statin use in patients with hormone receptor-positive metastatic breast cancer treated with everolimus and exemestane.” Cancer Medicine. 2023;12(5):5461-5470. E-pub 2022-10-19. doi:10.1002/cam4.5369.
  - – National Korean claims cohort, n = 1 749 women on everolimus + exemestane; 28.6 % received a statin. Concomitant statin use independently improved time-to-treatment-discontinuation (HR 0.67, 95 % CI 0.59-0.77) and overall survival (HR 0.57, 95 % CI 0.46-0.70).
  - • Hagiwara N et al. “Mevalonate pathway blockage enhances the efficacy of mTOR inhibitors with the activation of retinoblastoma protein in renal cell carcinoma.” Cancer Letters. 2018;431:182-189. doi:10.1016/j.canlet.2018.05.025.
  - – Single-centre retrospective series of metastatic renal-cell carcinoma patients (n = 49) receiving everolimus; regular statin use was associated with a numerically longer median progression-free survival (7.5 mo vs 3.2 mo; HR 0.52, 95 % CI 0.22-1.11).,

COMMONLY-REPORTED CLINICAL PROBLEMS SEEN WITH EVEROLIMUS

- High overall discontinuation / intolerance rate: Real-world study: “Treatment was stopped in more than 70 % of the cases because of intolerance” (Afani 2020).
- **Stomatitis / oral ulceration:** everolimus is associated with a significantly increased risk of all-grade stomatitis … RR = 3.86 (95 % CI 2.23–6.68) (Abdel-Rahman 2014). Leading cause of drug discontinuation in routine practice; 70 % of discontinuations in a 100-patient series were for intolerance, mainly mucite (Afani 2020).
- **Non-infectious pneumonitis / interstitial lung disease (ILD):** Clinical pneumonitis in 13.5 % of everolimus-treated renal-cell-carcinoma patients; 3.6 % were grade 3 (White 2010). Fatal cases have been reported: (Alexandru 2008)(Depuydt 2012).
- **Opportunistic and common infections:** Meta-analysis of Japanese pharmacovigilance data: lung-infection signals were the commonest serious AE; ≥ 10 % of infectious pneumonias ended fatally (Uchida 2022).
- **Cytopenias:** Pooled incidence with 10 mg/day: anaemia 61.2 % (grade 3–4 = 8.4 %); thrombocytopenia 36 % (grade 3–4 = 4.7 %); lymphopenia 40.9 % (grade 3–4 = 14.9 %) (Funakoshi 2013)/ (Funakoshi 2013).
- **Metabolic toxicity:**
- – Hyperglycaemia: OR = 3.22 (95 % CI 2.37–4.39) for grade ≥ 3 events at 10 mg/day (Yamanaka 2013). Case reports of insulinoma patients show loss of glycaemic control (Kulke 2009, quoted in Rodriguez-Pascual 2010).
- – Dyslipidaemia: hypertriglyceridaemia in 66 % and hypercholesterolaemia in 72 % of paediatric oncology patients (Trelinska 2015). Review concludes “metabolic side-effects are the most frequent reported” (Morviducci 2018).
- **Mucocutaneous toxicities (rash, pruritus):** Relative risk for all-grade skin rash 3.49 and for pruritus 2.85 on everolimus-containing regimens (Abdel-Rahman 2014).
- **Gastro-intestinal toxicity (diarrhoea, anorexia):** RR for all-grade diarrhoea 3.49 (Abdel-Rahman & Fouad 2015).
- **Renal adverse events:** Acute kidney injury (AKI) occurred in 23 % of renal-cell-carcinoma patients; baseline eGFR < 60 mL/min conferred 4-fold greater risk (Ha 2014).

WEEKLY DOSING – IMPROVE SAFETY

- O'Donnell et al. enrolled 92 patients and opened weekly cohorts at 5, 10, 20, 30, 50 and 70 mg (one oral dose every 7 days) and daily cohorts at 5 and 10 mg (continuous QD) [O'Donnell 2008, Tables 2-3].
- Weekly schedule : • 20 mg: 0/5 DLTs ; • 30 mg: 0/5 DLTs ; • 50 mg: 1/6 DLTs (grade-3 stomatitis + fatigue) ; • 70 mg: 4/7 DLTs (2×G3 stomatitis, 1×G3 neutropenia, 1×G3 hyperglycaemia)
- Daily schedule: • 5 mg: 0/4 DLTs ; • 10 mg: 1/6 DLTs (grade-3 hyperglycaemia)
- **For approximately the same cumulative weekly dose (7×5 mg = 35 mg QD vs. 30–50 mg QW), toxicity was not worse – and often numerically lower – with the less-frequent schedule.**
- O'Donnell A, Faivre S, Burris HA III, et al. Phase I pharmacokinetic and pharmacodynamic study of the oral mTOR inhibitor everolimus in patients with advanced solid tumors. J Clin Oncol. 2008;26:1588-1595.
- Tabernero J, Rojo F, Calvo E, et al. Dose- and schedule-dependent inhibition of the mTOR pathway with everolimus: a phase I tumour pharmacodynamic study in patients with advanced solid tumours. J Clin Oncol. 2008;26:1603-1610.,
- This is important as oral everolimus is inherently toxic
- Toxicological evaluation of Sapu-003 was performed on weekly schedule and is reflective of reduce toxicity versus daily dosing

WEEKLY DOSING – IMPROVE EFFICACY

- Preclinical data indicated that weekly dosing is as effective at equidose more effective than qd dosing or q4d dosing.
- It is likely that weekly dosing allow recovery of TILs/ Tmem needed for immunological rejection of the tumor



Saline
Sapu003- D0, D4, D8
Sapu003- qdx3
Sapu003- qwx3
U87
Tumor volume (mm3)
4096
2048
1024
512
256
128
64
0
5
10
15
20
25
30
35
Days



All pts
MTOR
HR = 1.85 (1.23 - 2.77)
logrank P = 0.0025
Probability
0.0
0.2
0.4
0.6
0.8
1.0
Expression
low
high
0
50
100
150
Time (months)
Number at risk
low 130 42 11 3
high 129 31 5 2



High T cells
MTOR
HR = 2.95 (1.53 - 5.71)
logrank P = 0.00078
Probability
0.0
0.2
0.4
0.6
0.8
1.0
Expression
low
high
0
50
100
150
Time (months)
Number at risk
low 44 12 3 3
high 44 3 1 1

CONTINUOUS DOSING NEGATIVELY AFFECTS TILS

- Withers HG, et al. J Immunother Cancer 2025;13:e010408. doi:10.1136/jitc-2024-010408. mTOR inhibition modulates vaccine-induced immune responses to generate memory T cells in patients with solid tumors
- Three phase I clinical trials employing New York esophageal squamous cell carcinoma-1 (NY-ESO-1) vaccination approaches.Trial schemata define immediate = days 1–14, delayed = days 15–28, continuous = days 1–28 (4 mg PO daily)
- **Delayed dosing → >3-fold increase vs no-rapa or immediate ($p = 0.025$, Figure 4E).**
- **$CD8^+$ (long-term follow-up): delayed → 8-fold vs immediate ($p = 0.005$) and 26-fold vs continuous ($p = 0.007$) (Figure 4F).**


E
Time after final vaccine:
6 months
12 months
CD4+
Normalized IFNγ spots
1000
750
500
250
50
0
*
No Rapamycin
Immediate (d1 – d14)
Delayed (d15 – d28)
Continuous (d1 – d28)
F
Time after final vaccine:
6 months
12 months
CD8+
Normalized IFNγ spots
1500
1250
1000
750
500
250
50
0
**
**
No Rapamycin
Immediate (d1 – d14)
Delayed (d15 – d28)
Continuous (d1 – d28)

DEMONSTRATED STATISTICALLY SIGNIFICANT BENEFIT FOR PFS BUT NOT OS

- **Metastatic/advanced clear-cell renal-cell carcinoma after failure of VEGF-TKIs**
  - – Phase-III RECORD-1 trial: median PFS 4.0–5.5 mo with everolimus vs 1.9 mo with placebo (HR≈0.3, $p<0.0001$) [Motzer 2008; Motzer 2010]
- **Progressive pancreatic neuro-endocrine tumours (PNET)**
  - – Phase-III RADIANT-3 trial: median PFS 11.0 mo vs 4.6 mo for placebo (HR 0.35, $p<0.001$) [Yao 2011].
- **Carcinoid-syndrome/functional NET (gastro-intestinal or lung origin)**
  - – Phase-III RADIANT-2 trial (everolimus + octreotide LAR): PFS 16.4 mo vs 11.3 mo (HR 0.77, $p=0.026$ one-sided) [Pavel 2011].
- **Post-menopausal, HR-positive / HER2-negative advanced breast cancer after NSAIs**
  - – Phase-III BOLERO-2: everolimus + exemestane PFS 6.9 mo vs 2.8 mo for placebo + exemestane (HR 0.45, $p<0.001$) [Baselga 2012].
  - **Sapu-003 was built to address this lack of OS**

SAPU-003: GREATER TISSUE ACCUMULATION

- Sapu-003 is 100% bioavailable versus the limited 10% bioavailability for oral everolimus
- Rapid tissue penetration establishing high drug concentration in the target tissues



Male+Female
0.083
0.5
8
24
Tissue Drug Concentration （ng/g）
Plasma Drug Concentration （ng/mL）
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Plasma
Brain
Bone marrow
Heart
Liver
Spleen
Lung
Kidney
Abdominal fat
Large intestine
Skeletal muscle
Stomach
Small intestine
Bladder
Testis
Ovary
Uterus

Sapu003- Rapid distribution and accumulation of drug in target organs



Male+Female
0.083
0.5
8
24
Tissue Drug Concentration （ng/g）
Plasma Drug Concentration （ng/mL）
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Plasma
Brain
Bone marrow
Heart
Liver
Spleen
Lung
Kidney
Abdominal fat
Large intestine
Skeletal muscle
Stomach
Small intestine
Bladder
Testis
Ovary
Uterus

Affinitor- Oral Everolimus is trapped in the stomach and GI tract

SAPU-003: A CYTOTOXIC AGENT

- Everolimus –behaves primarily as a cytostatic agent inhibiting tumour growth, rather than regression'' (O'Reilly 2011). Its ability to keep residual cells alive while merely arresting proliferation creates an ideal setting for the step-wise emergence of both primary and acquired resistance:.
- Mechanistic model estimated a median "half-life for loss of treatment effect'' of only 16 weeks for everolimus in metastatic RCC (Moein 2024).
- Hence, for purely cytostatic drugs such as everolimus, resistant clones are almost the rule rather than the exception; durable complete responses are rare, and benefit is usually measured as temporary disease stabilisation.


U-87 MG Xenograft Model in Female BALB/c Nude Mice
Tumor Volume (mm³) (Mean±SEM)
Group 1 Saline (IV), IV, QD×5d
Group 2 Taxol® (IV), 20 mg/kg, IV, QD×5d
Group 3 Sapu001 (IV), 20 mg/kg, IV, QD×5d
Group 6 Sapu003 (IV), 30 mg/kg, IV, BIW×4W
Tumor Volume (mm³)
500
50
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45
Days Post Treatment


U-87 MG Xenograft Model in Female BALB/c Nude Mice
%BWC (Mean±SEM)
Group 1 Saline (IV), IV, QD×5d
Group 2 Taxol® (IV), 20 mg/kg, IV, QD×5d
Group 3 Sapu001 (IV), 20 mg/kg, IV, QD×5d
Group 6 Sapu003 (IV), 30 mg/kg, IV, BIW×4W
%BWC
30.00
20.00
10.00
0.00
-10.00
-20.00
-30.00
0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45
Days Post Treatment

Sapu003 is superior to the paclitaxel (Taxol and Sapu001) with no toxicity. Sapu003 treated mice suffered no weight loss/ Paclitaxel treated mice suffered up to 20% body weight loss

SAPU-003: INHIBITION OF METABOLIC ESCAPE PATHWAYS

- Glycolysis addicted tumor = add metformin/ Lipid addicted tumor = add statin
- Cancer Medicine, Volume: 12, Issue: 5, Pages: 5461-5470, First published: 19 October 2022, DOI: (10.1002/cam4.5369)
- Patients who did not take statins or metformin had the shortest TTD and OS, while patients receiving both metformin and statin showed improved TTD and OS, indicating possible synergistic effects of the two drugs
- Overall survival (OS) were significantly higher in the statin group than in the no-statin group 45.7 vs. 26.0 months, $p < 0.001$
- **2X improvement in OS with statin and/or metformin combination**


(B)
100%
75%
50%
25%
0%
Survival probability
Statin (-) Metformin (-)
Statin (-) Metformin (+)
Statin (+) Metformin (-)
Statin (+) Metformin (+)
Median OS
: 23.75 vs 35.35 vs 45.70 vs 41.72 months
0
12
24
36
48
60
Months
197 113 59 28 10 1
119 87 52 26 10 4
111 81 48 27 12 4
200 158 92 48 17 6

SAPU-003 MECHANISM OF ACTION


mTORC1
ENERGY CRISIS
VIA AMPK
AKT/mTORC2
PRENYLATION

The 3 parts of Breast Cancer Metabolism


Integrated Mechanisms of Sapu-003 (Everolimus IV) and Metabolic Partners
Feedback escape
HEAD
Blocks mTORC1 but triggers AKT/mTORC2 feedback
AKT
Blocks choleterol synthesis prevents lipid rescue
Gene signatures
Patient selection guides therapy
Beneficial modulation
BODY
Activates AMPK shuts glycolysis (GLUT1, LDHA, PFKM)
TAIL
Synergy: Rapalog + Metformin
Feedback escape
Beneficial modulation
= Rapalog / Sapu-003
= Metformin / AMPK
= Statin / Lipid

COLLABORATIVE PATH TO PHASE 1

- Leveraging strong collaborative partners
- GMP Manufacturing:
  - SAPU
- Development:
  - IND enabling studies: Medicilon
  - Phase 1 clinical trial: Ingenu and SROTU

IND ENABLING STUDIES COMPLETED

Analysis method development and method validation	19459-24043	Formulation analysis MD and MV: HPLC, for PK and other tox studies
	19459-24044	Bio-analysis MD and MV: full validation, rat (whole blood supernatant)
	19459-24045	Bio-analysis MD and MV: full validation, dog (whole blood supernatant)
	19459-24046	Bio-analysis MD and MV: partial validation, rat blood (GLP TOX)
	19459-24047	Bio-analysis MD and MV: partial validation, dog blood (GLP tox)
	19459-24048-NG	Bio-analysis MD and MV: partial validation, rat liver
	19459-24049-NG	Bio-analysis MD and MV: partial validation, rat urine
	19459-24050-NG	Bio-analysis MD and MV: partial validation, rat feces
	19459-24051-NG	Bio-analysis MD and MV: partial validation, rat bile

Pharmaco kinetics	19459-24052-NG	The rat blood pharmacokinetic pilot study
	19459-24053-NG	The rat blood kinetic study (single dose)
	19459-25098-NG	The rat blood kinetic study (single dose)
	19459-25095-NG	The dog blood pharmacokinetic pilot study
	19459-25096-NG	The dog blood kinetic study (single dose)
	19459-24054-NG	Rat tissue distribution study
	19459-24055-NG	Rat tissue distribution study
	19459-24056-NG	Rat bile excretion, urine and fecal excretion study
	19459-24057-NG	Rat bile excretion, urine and fecal excretion study
	19459-24058-NG	Enzyme phenotypic analysis: Chemical inhibition
	19459-24059-NG	Enzyme phenotypic analysis: Pure enzyme validation
	19459-24060-NG	Plasma protein binding assay
	19459-24061-NG	Liver Microsome stability
	19459-24062-NG	Plasma stability
	19459-24063-NG	Hepatocytes stability

Non-clinical Safety study	19459-24064	hERG: Formulation analysis MD and MV
	19459-24065-NG	hERG: Pilot study
	19459-24066	hERG: Formal study
	19459-24067	Rat behavior safety pharmacology (FOB)
	19459-24068	Rat respiratory safety pharmacology
	19459-24069	Dog cardiovascular safety pharmacology
	19459-24070-NG	Single dose toxicology study in SD rat
	19459-24071-NG	Single dose toxicology study in Beagle dog
	19459-24072-NG	28 days repeated dose toxicology study in SD rats (DRF)
	19459-24073-NG	28 days repeated dose toxicology study in Beagle Dogs (DRF)
	19459-24074	28-Day repeated dose toxicity study in SD rats with a 28-day recovery period (GLP)(five dose)
	19459-24075	28-Day repeated dose toxicity study in beagle dogs with a 28-Day recovery period (GLP) （five dose)
	19459-24086	Rabbit Hemolysis Test, Formulation analysis: once
	19459-24089	Active Systemic Anaphylaxis (ASA)
	19459-24090	Passive Cutaneous Anaphylaxis (PCA)

SP-03-B101: ACTRN: 12625001083482

Name of Company: **Sapu Nano (AU) Pty Ltd**
Name of Product: Sapu003/Everolimus for Injection
Name of Active Ingredient: **Everolimus**
A Phase 1b, Open-Label, Dose-Escalation Study to Evaluate the Safety, Tolerability, Pharmacokinetics of Sapu003 in Advanced mTOR-sensitive Solid Tumors (with or without Exemestane)
Study Number: SP-03-B101
Study center(s): 3-4 study centers
Objectives: Primary Objective: Determine the maximum tolerated dose (MTD) of Sapu003: • **Cohort A:** in combination with exemestane (25 mg QD) in patients with HR+/HER2-negative breast cancer. • **Cohort B:** as monotherapy in patients with RCC, NETs, TSC-associated tumors, or HCC. Secondary Objectives: 1. Characterize the pharmacokinetic profile of weekly IV Sapu003: • Cohort A: when co-administered with exemestane 25 mg QD. • Cohort B: when administered as monotherapy. 1. Characterize the safety and tolerability profile of Sapu003 (in combination or as monotherapy, depending on cohort). 2. Describe preliminary anti-tumor activity (ORR, DCR, PFS, DoR, OS).

ONCOTELIC- (OTCQB:OTLC)- SEEDING THE NEXT GENERATION PHARMA







Vuong Trieu PhD

- CEO/ Chairman
- vtrieu@oncotelic.com
- www.oncotelic.com/

Thank You